UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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the Securities Exchange Act of 1934

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TRACON Pharmaceuticals, Inc.

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Your Vote Counts! TRACON PHARMACEUTICALS, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET TRACON PHARMACEUTICALS, INC. 4350 LA JOLLA VILLAGE DRIVE SUITE 800 SAN DIEGO, CA 92122 D49685-P56574 You invested in TRACON PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 10, 2021 8:00 AM, PDT 4350 La Jolla Village Drive Suite 800 San Diego, California 92122 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1A. Charles Theuer, M.D., Ph.D. For 1B. William R. LaRue For 1C. Lisa Johnson-Pratt, M.D. For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. 1 Year 4. To approve an amendment to the Tracon Pharmaceuticals, Inc. 2015 Equity Incentive Plan. For 5. To approve an amendment to the Tracon Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan. For 6. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D49686-P56574